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                                                                     EXHIBIT 4.1

                            Peet's Coffee & Tea(TM)
NUMBER
PEET                                                                      SHARES

                           PEET'S COFFEE & TEA, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

THIS CERTIFICATE IS TRANSFERABLE                     CUSIP 705560 10 0
IN CANTON, MA AND NEW YORK, NY              SEE REVERSE FOR CERTAIN DEFINITIONS





THIS CERTIFIES THAT



is the owner of



   FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                           PEET'S COFFEE & TEA, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:

      SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                               [CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

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                           PEET'S COFFEE & TEA, INC

     The issuing corporation is authorized to issue different classes of shares and different series within a class. The corporation will furnish the shareholder, without charge on request in writing, a statement of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series, and the authority of the board of directors to determine variations for future series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - _________Custodian___________
TEN ENT - as tenants by the                           (Cust)            (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants                         Act_____________________
          with right of                                     (State)
          survivorship and not
          as tenants in common

    Additional abbreviations may also be used though not in the above list.

          For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
 ------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________________

                             ___________________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEE:

___________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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